Camber Energy, Inc. 8-K

Exhibit 99.2

MEMORANDUM & INTERDEPENDENCE SCOPE OF PUBLIC RELATIONS, INVESTOR RELATIONS, CONTENT MARKETING, and SOCIAL MEDIA MANAGEMENT – (Attachment A)

RE: Scope of Work: Camber Energy and Lineal Star Holdings Merger – 2019

PUBLIC RELATIONS OBJECTIVES

•	Execute strategically and tactically to ensure the Camber Lineal Star merger is approved.
•	Work to establish the Camber Lineal Star Merger as the most value accretive to investors.
•	Influence the largely retail investor base to increase trust and confidence in the new leadership and ignite enthusiasm and support for the merger.
•	Distinguish the Camber Lineal Star Merger apart from peers in the space as an innovative leading investment opportunity.
•	Broaden awareness of the benefits of the Camber Lineal Merger to retail investors.
•	Clarify the benefits that the Camber Lineal Merger will bring to customers and retail investors.

RECOMMENDED APPROACH

I.	Strategies:
•	Target national publications to bring instant credibility to the new leadership and establish the Camber Lineal Merger as the preeminent provider of pipeline services.
•	Create thought leadership through awareness of the Camber Lineal Merger across the mainstream/business and investor publications.
•	Target national, regional, and industry-specific media outlets to increase brand awareness and establish trust among the public and targeted demographic.
•	Identify, guide, and promote the Camber Lineal Merger within its respective spaces.

II.	Target Audiences:
•	Key media: Mainstream/business
•	Retail Investor Publications

III.	Media Tactics:
•	60% of outreach – Leveraging the leadership of the Camber Lineal Star merger and their expert insights through our Interviewed™ technology and unique proprietary methodology that identifies breaking, emerging, trend stories and increases opportunities for feature stories and/or expert commentary.
•	40% of outreach – Individual one-off pitches focused around the Camber Lineal Star merger including significant company announcements and/or innovations, and op-eds.

Mainstream Media Target Examples:

•	Bloomberg
•	CNBC
•	New York Times
•	Forbes
•	Business Insider
•	The Washington Post
•	USA Today
•	Fast Company

•	Adweek
•	Inc. Magazine
•	Fortune
•	Newsweek
•	The Wall Street Journal
•	VentureBeat
•	(Other Industry publications)

IV.	Media Relations Positioning:
•	Target influential local media outlets to increase the new leadership and the mergers benefits.
•	Leverage IDPR’s Interviewed™ Technology for daily expert source pitching
•	Pitch proactive, positive and educational story angles
•	Promote company announcements (i.e. product launches) with mainstream and industry press
•	Define a thought leadership platform, complimented by op-eds, bylines, etc.
•	Pursue executive and business profiles to highlight the company as a leader in the market

V.	Account Management:
•	Monitor client and industry coverage
•	Share and merchandise timely media placements
•	Offer strategic counsel as needed
•	Weekly calls during month one then meetings will switch to every other week (twice a month) thereafter
•	Provide quarterly activity and media value reports

In terms of measurement, our goal is to get coverage that helps drive brand visibility, greater credibility, and traffic to the website, and top of mind recognition.

We will also measure results and report our efforts through:

•	Press clippings – Company coverage appearing in targeted media outlets, which reaches prospects and raises awareness
•	Media impressions – E.g. print circulation of daily papers, unique visitors for news websites, etc.
•	Content analysis – Quality, valuable content and positive sentiment

*Only with the prior written approval of the Company

INVESTOR RELATIONS OBJECTIVES

•	Combine Investor outreach to largely retail investor base to drive a strategy to increase trust and ignite enthusiasm and support for the merger
•	Ensure the merger’s vision and expectations are communicated in a way that facilitates investor access, optimized investor awareness and ownership and results in enthusiasm for the merger.
•	Build strong IR infrastructure

RECOMMENDED APPROACH

I.	Strategies:
•	Clearly and accurately develop a compelling investment case for the merger
•	Introduce and reinforce The Camber Lineal Merger’s story to prospective investors
•	Develop key investor messaging strategies for the new company
•	Establish policies for investor guidance and financial metric dissemination
•	Develop compelling key materials
•	Investor targeting---a key IR goal is to attract new investors and to expand and diversify the base with high- quality investors ideally with a long-term horizon resulting in relatively greater share price stability
•	Identify and ensure the Camber Lineal merger story reaches the type of retail and investor profile that management wishes to attract
•	Develop and implement protocols for consistent and systematic investor messaging
•	Consistently deliver financial and operating transparency to investors at a level comfortable to management
•	Organize the first and all subsequent quarterly earnings calls for investors
•	Draft quarterly earnings call script
•	Rehearse quarterly earnings call with management
•	Regularly deliver to management investor feedback on variety of investor topics
•	Craft and distribute press releases through an approved wire service in a timely fashion
•	Secure invitations to participate in investor and industry conferences
•	Identify potential new investors and target them regularly
•	Update investor section of website as needed
•	Endeavor to expand sell-side analyst coverage
•	Become the first point of contact for investors—at the option of management
•	Work with management to develop crisis planning and response protocols
•	Respond to crises as needed
•	Organize and implement an Analyst Day if this is of interest to management

We will also measure results and report our efforts through:

•	Press clippings – Company coverage appearing in targeted media outlets, which reaches prospects and raises awareness

*Only with the prior written approval of the Company

•	Media impressions – E.g. print circulation of daily papers, unique visitors for news websites, etc.
•	Content analysis – Quality, valuable content and positive sentiment
•	New analyst coverage
•	New investor accretion
•	Reporting – Quarterly reports with recap of activities and media highlights

CONTENT MARKETING OBJECTIVES

•	Using our advanced technology, we cultivate the best story angles to achieve your campaign goals to drive two content marketing articles a month.
•	Build Camber Lineal Merger as the industry expert, thought leader and preeminent brand by creating professionally crafted messaging and thought leadership articles for the company.
•	We target your exact customer profiles with a content marketing-focused strategy designed to bring your business greater credibility and trust with the target market.
•	Position the Camber Energy Lineal merger as an exciting investment.

II.                   RECOMMENDED APPROACH Strategies:

•	Create 2 substantive and highly engaging journalist created content marketing articles a month. The articles will be promoted to receive backlinks from industry-specific media and credible blog outlets to increase brand thought leadership and top of mind awareness to build establish trust among the public and targeted demographic.
•	Grow and promote Camber Lineal Merger’s prowess and expertise within its respective spaces.

Target Audiences:

•	Key media
•	Retail investors
•	Business, organizations, and leaders

In terms of measurement for Content Marketing, our goal is to drive greater brand trust visibility, greater credibility, traffic to the website, and top of mind recognition.

We will also measure results and report our efforts through:

•	Media impressions – E.g. print circulation of daily papers, unique visitors for news websites, etc.
•	Content analysis – Quality, valuable content and positive sentiment
•	Reporting – Quarterly reports with recap of activities and media highlights
•	Conversion improvements from the rewrite of all website copy with continual updates.
•	Traffic and conversion from substantive blog, content marketing articles each month.

*Only with the prior written approval of the Company

SOCIAL MEDIA MANAGEMENT OBJECTIVES

•	Broaden awareness of the Camber Lineal merger to potential views and audiences.
•	Increase viewership of the Camber Lineal merger.
•	Combine SEC compliant investor outreach to the largely retail investor base to drive a strategy to increase trust and ignite enthusiasm and support for the merger.
•	Build a larger focused community.

RECOMMENDED APPROACH

I.	Strategies:
•	Creation of high- quality content to enhance trust and building of community and followers to expand acceptance of the merger with retail investors.
•	Build trust through providing meaningful, high-value content, the impact of which will position the merger as an exciting investment opportunity.
•	Create & optimize your business’ social media pages.
•	Engage in conversations on the merger by liking and interacting with other users daily.
•	Utilize specific hashtags to appropriately brand the new combined merger.
•	We will gain your account active followers each month that are relevant to your niche.
•	We will gain your account up to 100+ active Twitter followers each month that are relevant to your niche.
•	On Facebook, we will gain your account up to 250+ USA targeted likes to your page every month.
•	On average, our team will gain your account up to 250+ active, relevant followers on Instagram each month.

In terms of measurement, our goal is to create high value content that:

•	Educates audiences in a compelling way in all relevant areas important to your target demographics.
•	Is authentic to your brand and your brand voice.
•	Arrests your audience visually and connects with them emotionally.
•	Entertains and keeps your audience engaged.

*Only with the prior written approval of the Company

Interdependence Scope of Work

INTERNATIONAL NATIONAL, REGIONAL AND TRADE MEDIA RELATIONS

PR PROGRAM: Participate in conference calls; provide media training; identify relevant media contacts across national, regional and trade outlets; develop comprehensive source list; conduct outreach with key media and follow ups; coordinate and staff interviews; track all media coverage, analyze and report results; brainstorm unique angles; pitch proactive, educational and daily trend stories; draft client ready materials as needed; develop creative assets and materials such as press kit, bylines, blogs, etc.; provide additional media relations support and strategic counsel as needed

SOCIAL MEDIA MANAGEMENT

Creation of high- quality content to enhance trust and building of community and followers to grow enthusiasm for the merger. Broaden awareness through social media management; Increase the base following and increase thought leadership

CONTENT MARKETING

Create two monthly precision-engineered high quality, premium content article with graphics and infographics to attract independent viral traffic and backlinks from industry media in support of the merger. Each article is placed on defined educational resource section with your site for maximum traffic benefits. Each premium article is further pitched to target agreed upon high domain authority relevant sites for more high authority links

*Only with the prior written approval of the Company

Signed by Eric Schiffer Chairman of Interdependence 8-24-19